UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2016
Lighting Science Group Corporation (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-20354 (Commission File Number)	23-2596710 (IRS Employer Identification No.)
1350 Division Road, Suite 204, West Warwick, RI 02893 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (321) 779-5520
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Preferred Stock Subscription and Support Agreement

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 17, 2015, Lighting Science Group Corporation (the “Company”) entered into a Preferred Stock Subscription and Support Agreement (the “Subscription Agreement”) with LSGC Holdings III LLC (“Holdings III”) and Pegasus Partners IV, L.P. (“Pegasus Fund IV”) on September 11, 2015, pursuant to which, among other things, the Company issued 10,000 units of its securities (the “Series J Securities”) to Holdings III for $1,000 per Series J Security, or aggregate consideration of $10,000,000 (the “September 2015 Offering”). Each Series J Security consists of (a) one share of Series J Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series J Preferred Stock”), and (b) a warrant to purchase 2,650 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), at an exercise price of $0.001 per share (the “Series J Warrant”). The Subscription Agreement also permitted the Company to issue up to an additional 5,000 Series J Securities to approved purchasers between September 9, 2015 and March 31, 2016. As previously reported, in accordance with the terms of the Subscription Agreement, the Company issued and sold an aggregate of 13,000 Series J Securities between September 9, 2015 and March 31, 2016 (including the Series J Securities sold in the September 2015 Offering).

On July 19, 2016, the Company entered into Amendment No. 1 to Preferred Stock Subscription and Support Agreement (the “Subscription Agreement Amendment”) to amend the definition of “Series J Securities Offering” in the Subscription Agreement. Pursuant to the Subscription Agreement (as amended by the Subscription Agreement Amendment, the “Amended Subscription Agreement”), the Company is now authorized to sell an additional 10,000 Series J Securities (25,000 Series J Securities in the aggregate) on or before the earlier of (A) the sale of 25,000 Series J Securities to purchasers designated by the Chief Executive Officer, Chief Financial Officer or Secretary of the Company or (B) March 27, 2017.

The foregoing description of the Subscription Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Sale of Series J Securities

On July 19, 2016, pursuant to the Amended Subscription Agreement, the Company issued and sold 5,000 Series J Securities to Holdings III for aggregate proceeds of $5,000,000.

Sixth Letter Amendment to ACF Loan and Security Agreement

On July 19, 2016, the Company entered into a Sixth Letter Amendment to Loan and Security Agreement (the “Sixth ACF Amendment”) by and among the Company, BioLogical Illumination, LLC (“BioLogical”) and Environmental Light Technologies Corp. (“ELT” and, collectively with the Company and BioLogical, the “Borrowers”), the financial institutions from time to time party thereto as lenders (the “ACF Lenders”) and ACF FinCo I LP, as assignee of FCC, LLC, d/b/a First Capital, in its capacity as agent for the ACF Lenders (“Ares”), which amends that certain Loan and Security Agreement dated April 25, 2014 by and among Borrowers, the ACF Lenders and Ares (as amended from time to time and as the same may be further amended, modified or supplemented from time to time, the “ACF Loan Agreement”).

Among other things, the Sixth ACF Amendment (1) replaces the Fixed Charge Covenant (as defined in the ACF Loan Agreement) with EBITDA covenant levels that the Company must meet with respect to each of the twelve-month periods ending June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017 (collectively, the “Specified Covenant Periods”) and (2) amends the definition of EBITDA to include, for purposes of determining compliance with the EBITDA covenant levels for the relevant Specified Covenant Periods, up to $2,500,000 of cash proceeds from the issuance of equity to Pegasus Capital Advisors, L.P. or its affiliates (collectively, “Pegasus”) between July 19, 2016 and March 30, 2017. The Company paid Ares a $60,000 amendment fee in connection with the Sixth ACF Amendment.

The foregoing description of the Sixth ACF Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth ACF Amendment, which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Fourth Amendment to Medley Term Loan Agreement

On July 19, 2016, the Company also entered into a Fourth Amendment to Term Loan Agreement (the “Fourth Medley Amendment”) by and among the Company, Medley Capital Corporation (“Medley”) and the lenders from time to time party thereto (the “Medley Lenders”), which amends that certain Term Loan Agreement dated February 19, 2014 by and among the Company, Medley and the Medley Lenders (as amended from time to time and as the same may be further amended, modified or supplemented from time to time, the “Medley Term Loan Agreement”). Among other things, the Fourth Medley Amendment (1) amends the minimum EBITDA covenant levels with respect to the Specified Covenant Periods and each fiscal quarter thereafter during the term of the Medley Term Loan Agreement, (2) amends the definition of EBITDA to include, for purposes of determining compliance with the EBITDA and Fixed Charge Coverage Ratio (as defined in the Medley Term Loan Agreement) covenant levels for the relevant Specified Covenant Periods, up to $2,500,000 of cash proceeds from the issuance of equity to Pegasus between July 19, 2016 and March 30, 2017 and (3) amends the minimum Fixed Charge Coverage Ratio that the Company must maintain for each of the twelve-month periods ending September 30, 2016 and December 31, 2016.

The foregoing description of the Fourth Medley Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Medley Amendment, which is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On July 19, 2016, the Company issued 5,000 Series J Securities to Holdings III for aggregate proceeds of $5,000,000, with each Series J Security consisting of (a) one share of Series J Preferred Stock and (b) a Series J Warrant. The Company issued the Series J Securities pursuant to the Amended Subscription Agreement.

Each share of Series J Preferred Stock is convertible at any time, at the election of the holder thereof, into the number of shares of Common Stock (the “Optional Conversion Shares”) equal to the quotient obtained by dividing (i) $1,000 by (ii) the $0.95 conversion price of the Series J Preferred Stock, subject to adjustment in accordance with the terms set forth in the Amended and Restated Certificate of Designation of Series J Preferred Stock (as amended from time to time, the “Series J Certificate of Designation”).

Upon the consummation of a qualified public offering (“QPO”) where (i) the gross proceeds received by the Company and any selling stockholders in the offering are no less than $100 million and (ii) the market capitalization of the Company immediately after consummation of the offering is no less than $500 million, each outstanding share of Series J Preferred Stock will automatically convert into the number of shares of Common Stock equal to the greater of (a) the number of Optional Conversion Shares or (b) the quotient obtained by dividing (x) $2,000 (subject to adjustment in accordance with the terms set forth in the Series J Certificate of Designation) by (y) the price per share of Common Stock paid by the public in the QPO.

The shares of Series J Preferred Stock and the Series J Warrants issued on July 19, 2016 were issued by the Company pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and the safe harbors for sales provided by Regulation D promulgated thereunder.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 19, 2016, the Company filed a Certificate of Increase of Series J Convertible Preferred Stock (the “Certificate of Increase”) with the Secretary of State of the State of Delaware increasing the number of authorized shares of Series J Preferred Stock from 85,100 to 95,100 shares.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The information in the Exhibit Index of this Current Report is incorporated into this Item 9.01(d) by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lighting Science Group Corporation
Date: July 25, 2016	By: /s/ Philip J. Ragona Name: Philip J. Ragona Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description of Exhibit

4.1	Certificate of Increase of Series J Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on July 19, 2016.

10.1	Amendment No. 1 to Preferred Stock Subscription and Support Agreement dated July 19, 2016 by and among Lighting Science Group Corporation, Pegasus Partners IV, L.P. and LSGC Holdings III LLC.

10.2

Sixth Letter Amendment to Loan and Security Agreement dated July 19, 2016 by and among Lighting Science Group Corporation, BioLogical Illumination, LLC, Environmental Light Technologies Corp., the financial institutions from time to time party thereto as lenders and ACF FinCo I LP, as assignee of FCC, LLC, d/b/a First Capital.

10.3	Fourth Amendment to Term Loan Agreement dated July 19, 2016 by and among Lighting Science Group Corporation, Medley Capital Corporation and the lenders party thereto.